UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 30, 2017
(Date of earliest event reported)

CCUBS Commercial Mortgage Trust 2017-C1

(Central Index Key Number 0001720748)

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

UBS AG

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-06	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On November 30, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CCUBS Commercial Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1.

The Mortgage Loan secured by the mortgaged property identified as “GNL Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “GNL Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “GNL Portfolio Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The GNL Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CSAIL 2017-CX10 securitization transaction, an executed version of which is attached hereto as Exhibit 4.2, and the GNL Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified as “General Motors Building” on Exhibit B to the Pooling and Servicing Agreement (the “General Motors Building Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “General Motors Building Whole Loan”) that also includes thirty-two (32) additional pari passu promissory notes and four (4) subordinate promissory notes, which are not assets of the Issuing Entity. The General Motors Building Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the BXP Trust 2017-GM securitization transaction, an executed version of which is attached hereto as Exhibit 4.3, and the General Motors Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan secured by the mortgaged property identified as “16 Court Street” on Exhibit B to the Pooling and Servicing Agreement (the “16 Court Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “16 Court Street Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The 16 Court Street Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 16 Court Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9. Following the securitization of the related controlling pari passu companion loan, the 16 Court Street Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “Chelsea Multifamily Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Chelsea Multifamily Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Chelsea Multifamily Portfolio Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Chelsea Multifamily Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Chelsea Multifamily Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The Mortgage Loan secured by the mortgaged property identified as “Harmon Corner” on Exhibit B to the Pooling and Servicing Agreement (the “Harmon Corner Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Harmon Corner Whole Loan”) that also includes four (4) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Harmon Corner Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Harmon Corner Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11. Following the securitization of the related controlling pari passu companion loan, the Harmon Corner Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “2U Headquarters” on Exhibit B to the Pooling and Servicing Agreement (the “2U Headquarters Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “2U Headquarters Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The 2U Headquarters Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 2U Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The Mortgage Loan secured by the mortgaged property identified as “Yorkshire & Lexington Towers” on Exhibit B to the Pooling and Servicing Agreement (the “Yorkshire & Lexington Towers Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Yorkshire & Lexington Towers Whole Loan”) that also includes seven (7) additional pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Yorkshire & Lexington Towers Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CSAIL 2017-CX10 securitization transaction, an executed version of which is attached hereto as Exhibit 4.2, and the Yorkshire & Lexington Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The Mortgage Loan secured by the mortgaged property identified as “Headquarters Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Headquarters Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Headquarters Plaza Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Headquarters Plaza Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CD 2017-CD6 securitization transaction, an executed version of which is attached hereto as Exhibit 4.4, and the Headquarters Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The Mortgage Loan secured by the mortgaged property identified as “National Office Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “National Office Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “National Office Portfolio Whole Loan”) that also includes five (5) additional pari passu promissory notes, which are not assets of the Issuing Entity. The National Office Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C5 securitization transaction, an executed version of which is attached hereto as Exhibit 4.5, and the National Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15. Following the securitization of the related controlling pari passu companion loan, the National Office Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “Bass Pro & Cabela’s Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Bass Pro & Cabela’s Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Bass Pro & Cabela’s Portfolio Whole Loan”) that also includes nine (9) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Bass Pro & Cabela’s Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the GSMS 2017-GS8 securitization transaction, an executed version of which attached hereto as Exhibit 4.6, and the Bass Pro & Cabela’s Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified as “Westin Crystal City” on Exhibit B to the Pooling and Servicing Agreement (the “Westin Crystal City Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Westin Crystal City Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Westin Crystal City Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Westin Crystal City Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.17.

The Mortgage Loan secured by the mortgaged property identified as “Marriott Grand Cayman” on Exhibit B to the Pooling and Servicing Agreement (the “Marriott Grand Cayman Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Marriott Grand Cayman Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Marriott Grand Cayman Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Marriott Grand Cayman Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.18.

The Mortgage Loan secured by the mortgaged property identified as “Hyatt Regency Princeton” on Exhibit B to the Pooling and Servicing Agreement (the “Hyatt Regency Princeton Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Hyatt Regency Princeton Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Hyatt Regency Princeton Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Hyatt Regency Princeton Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.19.

The Mortgage Loan secured by the mortgaged property identified as “At Home Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “At Home Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “At Home Portfolio Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The At Home Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the At Home Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.20.

The Mortgage Loan secured by the mortgaged property identified as “Manchester Financial Building” on Exhibit B to the Pooling and Servicing Agreement (the “Manchester Financial Building Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Manchester Financial Building Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Manchester Financial Building Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C5 securitization transaction, an executed version of which is attached hereto as Exhibit 4.5, and the Manchester Financial

Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.21.

Midland Loan Services, a Division of PNC Bank, National Association has appointed Berkeley Point Capital LLC as a subservicer with respect to two (2) Mortgage Loans, representing approximately 2.6% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of November 1, 2017 and attached hereto as Exhibit 4.22, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated November 21, 2017 and as filed with the Securities and Exchange Commission on November 30, 2017 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of Berkeley Point Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $607,910,000, were sold to UBS Securities LLC (“UBS Securities”), Cantor Fitzgerald & Co. (“CF&Co.”), Citigroup Global Markets Inc. (“Citigroup”) and Academy Securities, Inc. (“Academy” and, together in such capacity with UBS Securities, CF&Co. and Citigroup, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 21, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 30, 2017, the Registrant also sold the Class D, Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $88,836,121, to UBS Securities, CF&Co., Citigroup and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 21, 2017, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in CCUBS Commercial Mortgage Trust 2017-C1 (the “Issuing Entity”), a common law trust fund formed on November 30, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-seven (37) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-eight (98) commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 21, 2017, between the Registrant and CCRE, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 21, 2017, between the Registrant and CREFI and (iii) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 21, 2017, between the Registrant and UBS AG.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 21, 2017.

On November 30, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $607,910,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $6,063,579.90, were approximately $654,540,620.82. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $1,094,797.74 in the form of fees were paid to the Underwriters, $475,049.28 were paid to or for the Underwriters and $4,493,732.89 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (the “RR Certificates”).

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $35,567,094, representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Prospectus under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 21, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Cantor Fitzgerald & Co., Citigroup Global Markets Inc. and Academy Securities, Inc., as underwriters, and UBS AG.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of June 9, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as custodian, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and as custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Agreement Between Note Holders, dated as of October 27, 2017, by and between Column Financial Inc., as Initial Note A-1-A Holder, Citi Real Estate Funding Inc., as Initial Note A-1-B Holder, Column Financial, Inc., as Initial Note A-2-A Holder, and Citi Real Estate Funding Inc., as Initial Note A-2-B Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Initial Note B-1 Holder, Deutsche Bank AG, acting through its New York branch, as Initial Note A-2 Holder and Initial Note B-2 Holder, Citigroup Global Markets Realty Corp, as Initial Note A-3 Holder and Initial Note B-3 Holder, Wells Fargo Bank, National Association, as Initial Note A-4 Holder and Initial Note B-4 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial CCRE Note Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of October 10, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of August 7, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1-A Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of November 29, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Citi Real Estate Funding Inc., as Note A-5 Holder, and Citi Real Estate Funding Inc., as Note A-6 Holder.
Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of November 7, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.
Exhibit 4.13	Agreement Among Noteholders, dated as of October 3, 2017, by and among Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, and Natixis Real Estate Capital LLC, as Initial Note B Holder.

Exhibit 4.14	Agreement Between Note Holders, dated as of October 20, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder and Initial Note A-4 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of November 6, 2017, between Ladder Capital Finance LLC, as Note A-1-A Holder, Ladder Capital Finance LLC, as Note A-1-B Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder, Ladder Capital Finance LLC, as Note A-3 Holder, Ladder Capital Finance LLC, as Note A-4-B Holder, and Ladder Capital Finance LLC, as Note A-5-A Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial Note A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP Holder).
Exhibit 4.17	Co-Lender Agreement, dated as of October 31, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of July 27, 2017, by and among CCRE Loan Seller IV, LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of November 16, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.
Exhibit 4.20	Agreement Between Note Holders, dated as of November 16, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of November 16, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.
Exhibit 4.22	Primary Servicing Agreement, dated as of November 1, 2017, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 21, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated November 21, 2017, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated November 21, 2017, between Citi Real Estate Funding Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated November 21, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: Executive Director

	By:	/s/ Racquel A. C. Small
Name: Racquel A. C. Small
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 21, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Cantor Fitzgerald & Co., Citigroup Global Markets Inc. and Academy Securities, Inc., as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.3

Trust and Servicing Agreement, dated as of June 9, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as custodian, and Wilmington Trust, National Association, as trustee.

(E)
4.4	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5

Pooling and Servicing Agreement, dated as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.6	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and as custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Agreement Between Note Holders, dated as of October 27, 2017, by and between Column Financial Inc., as Initial Note A-1-A Holder, Citi Real Estate Funding Inc., as Initial Note A-1-B Holder, Column Financial, Inc., as Initial Note A-2-A Holder, and Citi Real Estate Funding Inc., as Initial Note A-2-B Holder.

(E)
4.8	Agreement Between Note Holders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Initial Note B-1 Holder, Deutsche Bank AG, acting through its New York branch, as Initial Note A-2 Holder and Initial Note B-2 Holder, Citigroup Global Markets Realty Corp, as Initial Note A-3 Holder and Initial Note B-3 Holder, Wells Fargo Bank, National Association, as Initial Note A-4 Holder and Initial Note B-4 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial CCRE Note Holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Agreement Between Note Holders, dated as of October 10, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of August 7, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1-A Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.

(E)
4.11	Co-Lender Agreement, dated as of November 29, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Citi Real Estate Funding Inc., as Note A-5 Holder, and Citi Real Estate Funding Inc., as Note A-6 Holder.

(E)
4.12	Amended and Restated Co-Lender Agreement, dated as of November 7, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.

(E)
4.13	Agreement Among Noteholders, dated as of October 3, 2017, by and among Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, and Natixis Real Estate Capital LLC, as Initial Note B Holder.

(E)
4.14	Agreement Between Note Holders, dated as of October 20, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder and Initial Note A-4 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.15	Co-Lender Agreement, dated as of November 6, 2017, between Ladder Capital Finance LLC, as Note A-1-A Holder, Ladder Capital Finance LLC, as Note A-1-B Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder, Ladder Capital Finance LLC, as Note A-3 Holder, Ladder Capital Finance LLC, as Note A-4-B Holder, and Ladder Capital Finance LLC, as Note A-5-A Holder.	(E)
4.16	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial Note A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP Holder).	(E)
4.17	Co-Lender Agreement, dated as of October 31, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.	(E)
4.18	Co-Lender Agreement, dated as of July 27, 2017, by and among CCRE Loan Seller IV, LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.	(E)
4.19	Co-Lender Agreement, dated as of November 16, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.	(E)
4.20	Agreement Between Note Holders, dated as of November 16, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.21	Co-Lender Agreement, dated as of November 16, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.	(E)
4.22	Primary Servicing Agreement, dated as of November 1, 2017, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 21, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated November 21, 2017, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated November 21, 2017, between Citi Real Estate Funding Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated November 21, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)